Invesco China All-Cap ETF, Invesco China Technology ETF, Invesco S&P Global Water Index ETF, Invesco S&P High Income Infrastructure ETF and Invesco Solar ETF (“The Funds”) commenced operations (the “Commencement Date”) on the date indicated within the table below as a result of a reorganization approved by shareholders at a special meeting held on February 16, 2018, or at a subsequent adjournment of the special meeting. The Funds acquired all, or substantially all, of the assets and all of the stated liabilities included in the financial statements of corresponding predecessor funds (the “Predecessor Funds”). Prior to the close of business on its respective Commencement Date, each Predecessor Fund was a separate series of an unaffiliated investment company. Information presented herein prior to the Commencement Date includes information with respect to the Predecessor Funds, except that Predecessor Fund information is not reflected herein to the extent such information is not available to the Funds.

Fund	Commencement Date
Invesco China All-Cap ETF	April 6, 2018
Invesco China Technology ETF	May 18, 2018
Invesco S&P Global Water Index ETF	April 6, 2018
Invesco S&P High Income Infrastructure ETF	May 18, 2018
Invesco Solar ETF	May 18, 2018